UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 17, 2012
Date of Report

CHINA NEW MEDIA CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53027	33-0944402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8th Floor, Golden Name Commercial Tower
68 Renmin Road, Zhongshan District, Dalian, P.R. China
(Address of Principal Executive Offices)

116001
(Zip Code)

86-0411-82728168
Registrant's telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS: CHANGE IN FISCAL YEAR.

Effective July 17, 2012, China New Media Corp. (the “Company”) changed its name from China New Media Corp. to V Media Corporation through a short form merger pursuant to Section 253 of the General Corporation Law of the State of Delaware by merging a wholly owned subsidiary of the Company into the Company, with the Company as the surviving corporation in the merger. The merger has the effect of amending the Company’s Certificate of Incorporation, as amended, to reflect the change in corporate name to V Media Corporation.

The Company is communicating with FINRA for the name change and trading symbol change on the OTC Bulletin Board. A copy of the Certificate of Ownership is attached to this Report as Exhibit 3.1 and incorporated herein by reference thereto.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit  3.1       Certificate of Ownership dated July 17, 2012, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2012

China New Media Corp.

By:	/s/ Guojun Wang
Name: Guojun Wang Title: Chairman and Chief Executive Officer